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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: July 8, 2008
(Date of Earliest Event Reported: March 31, 2008)

ENBRIDGE ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-10934 (Commission File Number)	39-1715850 (I.R.S. Employer Identification No.)

1100 LOUISIANA, SUITE 3300, HOUSTON, TEXAS 77002
(Address of Principal Executive Offices) (Zip Code)

(713) 821-2000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS

        The Consolidated Statements of Financial Position of Enbridge Energy Company, Inc., at March 31, 2008 and December 31, 2007 are included as Exhibit 99.1 to this Form 8-K.

        Enbridge Energy Company, Inc. is the General Partner of Enbridge Energy Partners, L.P. (the "Partnership") and has delegated substantially all of the responsibility for the management and operation of the Partnership to its affiliate, Enbridge Energy Management, L.L.C. Enbridge Energy Company, Inc. retains certain functions and approval rights over the operations of the Partnership.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)
Exhibits

        Reference is made to the "Index of Exhibits" following the signature page which is hereby incorporated into this item.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P. (Registrant)
By:	Enbridge Energy Management, L.L.C. as delegate of Enbridge Energy Company, Inc., its General Partner
By:	/s/ Stephen Neyland Stephen Neyland Controller (Duly Authorized Officer)

Dated: July 8, 2008

Index of Exhibits

Exhibit No.	Description
99.1	Consolidated Statements of Financial Position of Enbridge Energy Company, Inc. at March 31, 2008 and December 31, 2007.

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  ITEM 8.01 OTHER EVENTS
  ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE